UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  April 28, 2008



                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
           ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

      In a press release issued on April 29, 2008, Jones Lang LaSalle Incorporated (the "Company") announced that Sir Derek Higgs, a member of its Board of Directors, had died suddenly in London on Monday, April 28, 2008, at the age of 64. Sir Derek had served as a Director since March 1999 and also served as Chairman of the Audit Committee of the Board. Additionally, Sir Derek had served as a member of each of the Compensation Committee and the Nominating and Governance Committee of the Board. A copy of the press release is filed herewith as Exhibit 99.1.

      The Company's Board of Directors has elected David B. Rickard, already a member of the Board of Directors and of the Audit Committee of the Board, to serve as Chairman of the Audit Committee, effective immediately. As previously disclosed, the Board has determined that Mr. Rickard qualifies as an "audit committee financial expert" for purposes of the applicable Securities and Exchange Commission rule.

      Sir Derek was a nominee for election to the Company's Board of Directors at the Company's 2008 Annual Meeting of Shareholders to be held on May 29, 2008. Because of Sir Derek's unexpected death, the Board of Directors has temporarily reduced the size of the Company's Board of Directors from nine to eight. The Board of Directors will therefore present only the remaining eight nominees for election to the Company's Board of Directors at the 2008 Annual Meeting. The proxy cards furnished with the Company's 2008 proxy statement remain effective and the shares represented by those proxy cards will be voted in accordance with the shareholder's instructions with respect to these eight nominees.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            The following exhibit is included with this Report:

            99.1. Press Release dated April 29, 2008 entitled
                  "Jones Lang LaSalle Mourns the Death of
                  Board Member Sir Derek Higgs."





























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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 2, 2008                 JONES LANG LASALLE INCORPORATED



                                    By:   /s/ Mark J. Ohringer
                                          --------------------------------
                                          Name:   Mark J. Ohringer
                                          Title:  Global General Counsel
                                                  and Corporate Secretary




















































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                               EXHIBIT INDEX
                               -------------




Exhibit No.       Description
-----------       -----------

   99.1.          Press Release dated April 29, 2008 entitled
                  "Jones Lang LaSalle Mourns the Death of
                  Board Member Sir Derek Higgs."


























































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